Exhibit 10.1

CERTAIN CONFIDENTIAL INFORMATION, IDENTIFIED BY BRACKETED ASTERISKS “[*****]”, HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

CONFIDENTIAL

Execution Version

ASSET PURCHASE AGREEMENT

by and between

BUTAMAX ADVANCED BIOFUELS LLC AND

DANISCO US INC.

and

GEVO, INC.

Dated September 21, 2021

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (“APA” or “this Agreement”) effective September 21, 2021 (the “Effective Date”), is entered into by and among Butamax Advanced Biofuels LLC (“Seller”) and its Affiliate, Danisco US Inc. (“Danisco”, taken together, Seller and Danisco are the “Seller Group”) both registered in the state of Delaware, and Gevo, Inc., a Delaware corporation (“Buyer”). Buyer, Danisco and Seller are sometimes referred to herein collectively as the “Parties” and individually as a “Party”.

Recitals

A.         Seller was engaged in the business of development and manufacture of isobutanol for fuels and other applications (the “Business”).

B.         Seller desires to sell and Buyer desires to purchase certain assets of Seller relating to the Business on the terms and subject to the conditions of this Agreement.

Terms and Conditions

In consideration of the foregoing recitals and of the mutual covenants and conditions contained herein, the Parties hereby agree as follows:

1.	PURCHASE AND SALE OF ASSETS.

1.1

“Purchased Assets” means the patents and if any, patent applications, listed in Exhibit A and Exhibit B. The Exhibits are incorporated into and integral to this Agreement and may be amended pursuant to Section 1.5. Purchased Assets does not include any other intellectual property or assets of the Seller Group or their Affiliates. “Affiliate(s)” means any validly existing entity that directly or indirectly, including through one or more intermediaries, controls, is controlled by or is under common control with such entity. As used in this definition, the term “controls” (including the terms “controlled by” and “under common control with”) means possession, directly or indirectly, including through one or more intermediaries, of the power to direct or cause the direction of the management or policies of an entity, whether through the ownership of a majority of voting securities, by contract or otherwise.

1.2

Pursuant to the terms of this Agreement, Seller agrees to and hereby sells, transfers, assigns, conveys and delivers to Buyer, and Buyer, having completed its due diligence, accepts on and as of the Effective Date, all Seller’s right, title and interest in and to the Purchased Assets subject to the Conditions and Encumbrances. As of the Effective Date, in accordance with terms and conditions of Exhibit E, executed herewith (the “Assignment and Assumption Agreement”), Buyer assumes all Seller’s rights and any obligations set forth in Existing License A (as identified on Exhibit C) such that as of the Effective Date, Buyer shall be understood to be “Butamax” as designated in that agreement.

Asset Purchase Agreement

1.3

The sale and assignment of the Purchased Assets by the Seller is contingent upon: (i) receipt by Seller of the full Purchase Price (defined below), (ii) Buyer’s release of the Seller Group as set forth in Section 4.2, (iii) Buyer’s grant of the License (defined in Section 2.1) to the Seller Group, and (iv) Buyer’s confirmation of its assumption of all rights and obligations arising after the Effective Date as set forth in Existing License A (as identified in Exhibit C and Exhibit E) ((i)-(iv) are used herein as the “Conditions” of the sale and assignment). Buyer hereby acknowledges and agrees: (i) that nothing in this Agreement extinguishes or modifies the rights previously granted by Seller to any counterparties,) with respect to the Existing Licenses (each as identified in Exhibit C), for clarity Existing License A, B, C and D remain in full force and effect as of the Effective Date, with Existing License A fully assigned to Buyer; (ii) to take the Purchased Assets subject to the obligation in Section 1.5 pertaining to Existing License D; and, (iii) that the PCLA (as defined below) shall remain in effect with respect to Seller, solely to the extent needed to enable Seller to continue to perform any of Seller’s obligations under the Existing Licenses identified on Exhibit C (the preceding (i)-(iii) are used herein as the “Encumbrances”). Buyer will not assume nor be assigned Existing License B, C or D provided that Buyer takes the Purchased Assets subject to all the Encumbrances. Buyer agrees it will take no action in contravention of Seller’s continuing performance of its rights and obligations existing as of the Effective Date under Existing License B, C and D; provided, however, that such rights and obligations have been disclosed to Buyer and/or Buyer’s counsel, on or prior to the Effective Date).

1.4

Purchased Assets are transferred by Seller to Buyer “as is” with all representations and warranties disclaimed, except as set forth in Sections 7.1 and 7.2, which are Seller’s sole representations and warranties.

1.5

If, after the Effective Date, but within thirty-six (36) months thereof, a Party discovers a patent or patent application that was licensed to Buyer under the PCLA (defined below) but was not included the Purchased Assets as of the Effective Date, said Party will notify the other Parties and, if the unlisted patent or patent application was within the scope of the Seller patents and patent applications licensed to Buyer under the original terms of the PCLA, Seller will assign such additional patent or patent application to Buyer and upon such assignment, said patent or patent application will be listed in an amended Exhibit B, provided that said patent or patent application is owned and Controlled by Seller or the Seller Group either as of the Effective Date or at the time of the requested listing (in this paragraph, “Controlled” means having sufficient title and authority to assign or direct assignment of the relevant patent or patent application to Buyer). Upon meeting all the criteria in this Section 1.5, Seller or Danisco, as relevant, will use commercially reasonably efforts to complete necessary documents to evidence such assignment of such additional patent or patent application to Buyer. Any assignment by Seller or Seller Group under this section will be subject to the terms and conditions of this Agreement, including the disclaimers, limitations on liability, the License and the Conditions and Encumbrances. Once assigned to Buyer, the added patent or patent application will be considered a Purchased Asset under this Agreement.

2.	LICENSE TO THE SELLER GROUP AND ITS AFFILIATES

2.1

Buyer grants the Seller Group, a limited, fully transferable, royalty-free, non-exclusive, sublicensable [*****] license (the “License”) under the (i) Purchased Assets, as may be amended according to paragraph 1.5, as well as (ii) any other Buyer intellectual property that was licensed to Seller pursuant to the PCLA (excluding any Gevo Developed Improvements (as defined in the PCLA) with patent filing dates after the Effective Date of this Agreement) (taken together, (i) and (ii) are the “Gevo Patents”) solely to make, have made, import, export, offer for sale, sale and use, methods and compositions within the scope of the Gevo Patents, outside of isobutanol or isobutanol derivatives in the fields of fuels, isooctane, industrial chemicals, isobutylene, oligomerized isobutylene, and para-xylene (“Seller Field”). [*****]. No other rights are granted hereunder by implication, estoppel, statute, operation of law or otherwise. For clarity, Buyer doesn’t intend to grant, and Seller doesn’t intend to receive (and hereby waives all rights to seek) any such rights. The foregoing limitation is an essential and bargained for component of this Agreement and forms the basis for determining the fees charged for the rights granted hereunder; and, Buyer would not enter into this Agreement without the foregoing limitation.

Asset Purchase Agreement

2.2

The License will terminate (i) automatically in the event of a bankruptcy by Seller or Danisco (to the extent permitted by applicable law, but only as to the entity of the subject bankruptcy) or (ii) if Seller or Seller Group exercise rights outside the scope of or otherwise breach the License, and such breach is not cured within a sixty (60) days of receipt of notice of breach by Buyer. If Seller or Danisco disputes the Buyer allegation of such exercise of rights or breach, the dispute shall be resolved in accordance with Section 18 and no termination will occur during the process of dispute resolution. The Seller and/or Seller Group may terminate the License at any time upon written notice delivered to Buyer. Seller may upon notice, terminate the non-assert provided in Section 3.1 if Buyer wrongfully terminates the License or Buyer otherwise breaches this Agreement and said breach is not cured within a sixty (60) days of receipt of notice of breach by Seller.

2.3

The Parties will make reasonable efforts to notify each other after becoming aware of any infringement or suspected infringement of the Gevo Patents. Buyer may, in its sole discretion, enforce the Gevo Patents against any alleged infringer (excluding the parties to the Existing Licenses identified in Exhibit C operating within the scope of the Gevo Patents pursuant to such Existing Licenses) by filing suit in its own name. Seller Group will not enforce the Gevo Patents against anyone absent Buyer’s prior written consent in each instance. Seller Group will reasonably cooperate, at Buyer’s expense, in connection with any such enforcement but will not be required to join as a party to any enforcement or defense actions by Buyer.

3.	NON-ASSERT OF CERTAIN PATENTS

3.1

Seller Group will not, subject to the terms and conditions of this Agreement, including specifically the License to Seller Group by Buyer (except where the License terminates for cause by Seller in accordance with Section 2.2), assert against Buyer or its Affiliates or their permitted sublicensees, any existing and granted patent claim as of the Effective Date, [*****] (the term “Biobutanol” shall have the meaning provided in the PCLA and the “Gevo Fields” means production and use of Biobutanol from starch or C6 sugars for fuels, isooctane, industrial chemicals (as defined above), isobutylene, oligomerized isobutylene, and para-xylene). [*****], the non-assert will only apply to production of Biobutanol for use in the Gevo Fields and Gevo will be wholly responsible to Seller for compliance with this Section 3.1 by its Affiliates and permitted sublicensees. This non-assert covenant applies only to the Seller Group, provided that Seller will agree to use commercially reasonable efforts to apply this non-assert to patent claims within the scope of the non-assert defined above that are transferred to an entity that is Affiliate of either Seller or Danisco as of the Effective Date of this Agreement, but only as to the extent provided in this paragraph. Seller Group is not required to maintain Control of any Seller Group patents after the Effective Date. The covenant to not assert provided in this paragraph by the Seller Group expires with any termination of the License by Buyer, except for termination of the License for uncured breach by Seller Group.

Asset Purchase Agreement

4.	TERMINATION OF THE PCLA

4.1

Except with respect to Existing Licenses as applicable, and subject to the terms and conditions of this Agreement, including specifically the Conditions and Encumbrances, the Patent Cross-License Agreement (“PCLA”) between the Seller and Buyer, effective August 22, 2015, is hereby mutually terminated, as of the Effective Date. Notwithstanding terms to the contrary in the PCLA, as of the Effective Date, Sections 9(e)(ii) and 9(e)(iii)(1) and (2) of the PCLA do not survive its termination and Section 9(e)(i) of the PCLA does not apply to any Biobutanol generated from Existing Licenses. Except as set forth in the immediately preceding sentence, all other terms of the PCLA that are intended to survive its termination do survive, including Section 9(e)(iv) of the PCLA, only to the extent consistent with the terms of this Agreement. Where any surviving PCLA terms conflict with the terms provided herein, the terms of this Agreement shall control. For clarity, to the extent applicable, the terms of the PCLA will continue with respect to Existing Licenses for so long as each of the Existing Licenses remain in effect.

4.2

As of the Effective Date, each member of the Seller Group hereby releases all liabilities [*****]. Nothing in this Agreement terminates the Existing Licenses. Any of Buyer’s sublicenses under the PCLA granted prior to Effective Date shall remain in full force and effect and shall be identified to the Seller Group on Exhibit C. These sublicensees shall be subject to ongoing obligations of royalties to Seller as if the PCLA is still in force with respect to those Buyer sublicensees on the same basis as Sellers Existing Licenses. Seller Group has identified all of their PCLA sublicensees in effect as of the Effective Date and has listed these in Exhibit C. Seller’s sublicensees’ obligations to Buyer under the PCLA in the Existing Licenses remain in full force and effect. Except as provided in the preceding sentence with respect to Seller’s Existing Licenses , as of the Effective Date, Buyer hereby releases all liabilities [*****].

4.3

Notwithstanding the above, nothing in this Agreement changes, amends, or nullifies the Settlement Agreement and Mutual Release between Buyer and Seller effective August 22, 2015 (“Settlement Agreement”) or any provisions therein that survive termination of the PCLA. All terms of the Settlement Agreement that are intended to survive termination of the PCLA will continue to survive, including the terms of Section 9 (Patent Challenges) of the Settlement Agreement with respect to the Gevo Patents and the Seller Group patents that are subject to the non-assert provision in Section 3.1.

5.	NO ASSUMPTION OF LIABILITIES

5.1

Except as expressly set forth in this Agreement, Buyer will not assume or be responsible for paying, performing, satisfying or discharging any liabilities or obligations, or costs, expenses or penalties pertaining to the Purchased Assets or the Existing Licenses (“Liabilities”) of Seller Group or any of its Affiliates incurred prior to the Effective Date, [*****].

5.2

After the Effective Date, Buyer assumes the following obligations and liabilities: [*****]. For clarity, following the Effective Date, Buyer will have the obligation to maintain the Purchased Assets and pay maintenance fees prior to the period of time that the Purchased Assets (or portion thereof) [*****].

5.3

Buyer must bring any claim for a breach of any warranty under Section 7.1 and 7.2 under the dispute resolution process provided in Section 18 against Seller or Seller Group within twelve (12) months of the Effective Date. Any recoveries by Buyer for any claim against Seller or Seller Group, or their Affiliates, with respect to any aspect of Seller or Seller Group performance under this Agreement or any surviving term of the PCLA, including [*****] of the Existing Licenses, shall not exceed the Purchase Price (defined below) actually received by Seller in connection with this Agreement.

Asset Purchase Agreement

5.4

Seller will not assume or be responsible for paying, performing, satisfying or discharging any Liabilities of Buyer or any of its Affiliates incurred after the Effective Date, it being understood that all Liabilities after the Effective Date are assumed by Buyer and Buyer hereby acknowledges assumption and full responsibility of all obligations as of the Effective Date for the Purchased Assets and Existing License A.

5.5

Seller or Seller Group must bring any claim for a breach of any warranty under Section 7.1 under the dispute resolution process provided in Section 18 against Buyer within twelve (12) months of the Effective Date. Any recoveries by Seller or Seller Group for any claim against Buyer, or its Affiliates, shall not exceed the Purchase Price actually paid by Buyer in connection with this Agreement.

6.	PURCHASE CONSIDERATION.

6.1

CONSIDERATION. On the terms and subject to the conditions of this Agreement, Buyer, in consideration of the Purchased Assets and termination of the PCLA, shall pay to Seller [*****] (as total “Purchase Price”) upon receipt of an invoice from Seller, such invoice will be issued on or about the Effective Date. The Parties agree that the Purchase Price is comprised of the following:

(a)	[*****] for the Purchased Assets; and,

(c)	[*****]for [*****] and termination of the PCLA.

6.2	PAYMENT. Payment by Buyer will be made by wire to the following account:

Bank Name: Bank Address: Account Name: Account Number: Routing Number: Customer Number: Reference: [*****]	[*****] [*****] [*****] [*****] [*****] [*****]

6.3

With respect to the Purchase Price and asset transfers, each of Seller and Buyer is responsible for filing its own tax returns that are or were required to be filed pursuant to this transaction, and in each case pursuant to applicable law.

6.4

No Seller Group or Seller Group Affiliate has any liability or obligation to any broker, finder or similar intermediary in connection with the transactions contemplated herein that would cause Buyer to become liable for payment of any fee or expense with respect thereto.

6.5	Seller shall deliver to Buyer:

(1) a fully executed copy of a recordable patent assignment in the form of Exhibit D within thirty (30) days of receipt of payment of the Purchase Price;

Asset Purchase Agreement

(2) Seller will use reasonable efforts to deliver to Buyer within ten (10) business days of receipt of payment, all reasonably available files pertaining to the Purchased Assets listed in Exhibit A, including available file wrappers and ribbon copies. Upon request, and if readily available, Seller will provide files for specifically requested patents and patent applications listed in Exhibit B. Seller is not obligated to provide publicly available documents and all files may be provided electronically. Buyer will have ninety (90) days from delivery of Seller to make additional requests for files or documents.

6.6	The Parties shall execute herewith, Exhibit E, the Assignment and Assumption Agreement.

7.	REPRESENTATIONS AND WARRANTIES.

7.1

Each Party hereby represents and warrants to the other Parties that all internal corporate actions on the part of such Party necessary for the authorization, execution and delivery of this Agreement and for the consummation of the transactions contemplated hereby and thereby, have been taken and/or will be taken for purchase and assignment of the Purchased Assets as provided herein and for termination of the PCLA.

7.2

Seller represents and warrants to Buyer: (i) that it has requisite authority and title to the Purchased Assets listed in Exhibit A to sell, assign, transfer such patents to Buyer in accordance with this Agreement; and (ii) Seller has used commercially reasonable efforts to identify and disclose to Buyer, the patents and patent files pertaining to the Purchased Assets, provided that Seller has no liability following such reasonable efforts by Seller. Specifically, Seller Group hereby disclaims any representations and warranties pertaining to the completeness, validity, enforceability, freedom from infringement and/or rights to practice any Purchased Asset or technology provided therein. Buyer will be solely responsible for its own use and/or enforcement of any Purchased Assets following the Effective Date.

8.	DISCLAIMERS; INDEMNITIES; AND LIMITATION ON LIABILITIES

8.1

NO PARTY SHALL BE LIABLE TO THE OTHER PARTIES (INCLUDING THIRD PARTY CLAIMS) FOR ANY SPECIAL, CONSEQUENTIAL, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING LOST OR ANTICIPATED REVENUES OR PROFITS RELATING TO THE SAME), ARISING FROM ANY CLAIM PERTAINING TO THE PURCHASED ASSETS OR BREACH OF THIS AGREEMENT, WHETHER SUCH CLAIM IS BASED ON WARRANTY, CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR OTHERWISE, EVEN IF AN AUTHORIZED REPRESENTATIVE OF SUCH PARTY IS ADVISED OF THE POSSIBILITY OR LIKELIHOOD OF SAME.

8.2

EXCEPT FOR THE WARRANTIES EXPRESSLY SET FORTH IN SECTION 7 OF THIS AGREEMENT, EACH PARTY DISCLAIMS ALL WARRANTIES, EXPRESSED OR IMPLIED, WITH REGARD TO THE PURCHASED ASSETS, THE TERMINATION OF THE PCLA AND THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, THE VALIDITY OF ANY PATENT, THE NON-INFRINGEMENT OF ANY RELATED TECHNOLOGY OR KNOW HOW OR THE PERFORMANCE OF ANY TECHNOLOGY OR KNOW HOW. EXCEPT AS EXPRESSLY SET FORTH HEREIN, SELLER DISCLAIMS ALL WARRANTIES PERTAINING TO THE CONDITIONS AND ENCUMBRANCES.

8.3	[*****].

8.4	[*****].

Asset Purchase Agreement

8.5	CAP ON MONETARY LIABILITY. IN NO EVENT WILL A PARTY’S LIABILITY TO ANY OTHER PARTY UNDER THIS AGREEMENT EXCEED THE ACTUAL AMOUNTS RECEIVED BY SELLER FROM BUYER UNDER THIS AGREEMENT.

9.

EXPENSES. Each Party shall pay all of the costs and expenses incurred by it in negotiating and preparing this Agreement (and all other agreements, certificates, instruments and documents executed in connection herewith), in performing its obligations under this Agreement, and in otherwise consummating the transactions contemplated by this Agreement, including without limitation its attorneys’ fees and accountants’ fees, provided that all transfer costs shall be paid for by Buyer for submission and/or recording of any assignment or other formal documents for transfer of the Purchased Assets.

10.

SURVIVAL. The representations, warranties and covenants of the Parties contained in Sections 7.1 and 7.2 of this Agreement will remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Parties to this Agreement, [*****]. Notwithstanding the above, where an Existing License requires ongoing performance by a Party, any requisite term of this Agreement or the PCLA shall remain in effect for purposes enabling such Party to perform such obligations, but only for such purposes.

11.

ASSIGNMENT. This Agreement may not be assigned or otherwise transferred by a Party without the prior written consent of the other Parties and any attempt to do so without consent shall be void ab initio, except that a Party may assign and transfer this Agreement to an Affiliate, undergo a change of control or assign and transfer this Agreement in connection with the sale of all or substantially all of its assets or equity without restriction. Buyer may assign or otherwise transfer the proceeds of any royalty payments required to be made from the Existing Licenses without restriction. This Agreement shall be binding upon and shall inure to the benefit of the Parties hereto, their successors and permitted assigns, and no person, firm or corporation other than the Parties, their successors and permitted assigns shall acquire or have any rights under or by virtue of this Agreement.

12.

COVENANT OF FURTHER ASSURANCES. From time to time after the Effective Date, without further consideration, Seller will make reasonable efforts to execute and deliver such other instruments of transfer and take such other actions as Buyer may reasonably request for transfer the Purchased Assets to, and vest title of the Purchased Assets in, Buyer, and to put Buyer in possession of the Purchased Assets. Without limiting the foregoing, Seller shall execute and deliver such instruments and take such other actions as Buyer may reasonably request in connection with its efforts to obtain patent or other statutory protection for any part of the Purchased Assets. Seller will not be liable for any failure with respect to this paragraph after (i) Seller makes reasonable efforts, and (ii) if Buyer’s request is made within thirty-six (36) months after the Effective Date.

13.	BULK TRANSFER LAW. Buyer and Seller each hereby waive compliance by Seller with the provisions of the “bulk sales,” “bulk transfer” or similar laws of any state.

14.

PUBLIC ANNOUNCEMENT. From and after the Effective Date, no Party will release information to the public concerning this Agreement or the transactions contemplated herein without the prior written consent of the other Parties unless (i) required by law, (ii) required for a Party’s compliance with securities and exchange laws, regulations or rules, (iii) judicial or administrative order, provided full opportunity for prior consultation is afforded to the other Parties in advance of the release under (iii)to the extent practicable, or (iv) [*****]. All terms and conditions, and related discussions are subject to the terms of the Confidentiality Agreement between the Parties having an effective date of May 5, 2021 (“Confidentiality Agreement”).

Asset Purchase Agreement

15.

ENTIRE AGREEMENT. This Agreement, including the exhibits and schedules attached to this Agreement, the Confidentiality Agreement, and the surviving terms of the PCLA and the Settlement Agreement, constitute the entire agreement and understanding among Seller Group and Buyer respect to the sale and purchase of the Purchased Assets and the other transactions contemplated by this Agreement. All prior representations, understandings and agreements between the Parties with respect to the purchase and sale of the Purchased Assets and the other transactions contemplated by this Agreement are superseded by the terms of this Agreement.

16.	AMENDMENT AND WAIVER. Any provision of this Agreement may be amended or waived only by a writing signed by the Party against which enforcement of the amendment or waiver is sought.

17.	CHOICE OF LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to the conflict of laws provisions thereof.

18.	DISPUTE RESOLUTION.

18.1

The Parties will use good faith efforts to resolve all disputes arising out of this Agreement by referring any controversy or claim arising out of or relating to a Party’s performance or non-performance under this Agreement or the interpretation, validity, or effectiveness of this Agreement first to designated senior executives of the Parties for resolution, who shall include the business representatives who negotiated this Agreement, unless such representatives are no longer with such Party. Such executives shall meet and in good faith attempt to resolve the controversy, claim, or issues referred to them. If such representatives do not resolve the matter (or do not meet) within thirty (30) days after the matter is referred to them, any Party may elect to proceed to arbitration as described below in this Section 18.

18.2

The Parties agree to arbitrate all disputes, claims, or controversies not resolved pursuant to Section 18.1, including disputes regarding whether a claim must be resolved through arbitration, whether based on contract, tort, statute, or any other legal or equitable theory, arising out of or relating to (a) this Agreement or the relationship which results from this Agreement, (b) the breach, termination, or validity of this Agreement, (c) events leading up to signing this Agreement, and (d) any issue related to the creation of this Agreement or its scope, including the scope and validity of this Section 18. The arbitration shall be seated and located in New York, New York and conducted in the English language by three independent and impartial arbitrators, none of whom shall be appointed by either of the Parties. The arbitration shall be administered by the International Institute for Conflict Prevention & Resolution (“CPR”) in accordance with its Rules for Administered Arbitration (the “CPR Rules”) then in force. In addition to the CPR Rules, the Parties agree that the arbitration shall be conducted according to the IBA Rules of Evidence as current on the date the demand for arbitration is made. The remedies the arbitrators may award include monetary damages and non-monetary relief such as a final injunction or specific performance.

18.3

The Parties agree, with respect to disputes, claims, and controversies arising out of this Agreement, not to file or join any class action or class arbitration, seek or consent to class relief, or seek or consent to the consolidation or joinder of its claims with those of any third party.

Asset Purchase Agreement

18.4.

The arbitral tribunal’s award shall be final and binding on the Parties, and each Party irrevocably waives to the fullest extent allowed by applicable law any rights it may have to challenge or appeal the award in judicial proceedings or otherwise. Any judgment upon the award rendered by the arbitrators, or by any special or emergency arbitrator duly appointed, may be entered by any court having jurisdiction thereof.

18.5.

A Party may apply for a temporary restraining order, preliminary injunction, or other interim, conservatory, or emergency relief, as necessary, and for appointment of a special or emergency arbitrator to hear such application.

18.6.

The Parties shall maintain the confidentiality of the arbitration proceedings and shall not disclose to any third party, except witnesses, experts, and others whose participation in the arbitration proceedings is required, any information concerning the outcome of the arbitration or evidence produced by another Party that is not otherwise available, except as may be required by law.

18.7.

The provisions of this Section 18 shall be severable and binding on the Parties notwithstanding that any other provision of this Agreement may be held or declared to be invalid, illegal, or unenforceable; and shall survive and bind the Parties notwithstanding the expiration, cancellation, or termination of this Agreement.

19.

SEVERABILITY. The provisions of this Agreement shall, where possible, be interpreted so as to sustain their legality and enforceability, and for that purpose the provisions of this Agreement shall be read as if they cover only the specific situation to which they are being applied. The invalidity or unenforceability of any provision of this Agreement in a specific situation shall not affect the validity or enforceability of that provision in other situations or of other provisions of this Agreement.

20.	FACSIMILE SIGNATURE; COUNTERPARTS. This Agreement may be executed by facsimile signature and in counterparts, each of which shall be considered an original.

21.

NOTICES. All notices given pursuant to this Agreement shall be in writing and shall be delivered by hand or sent by United States registered mail, postage prepaid, addressed as follows (or to another address or person as a Party may specify on notice to the other) and shall include curtesy electronic copies that may be accepted as formal notice by recipient Party:

(i)	If to Seller or Danisco: [*****]

(ii)	If to Buyer: [*****]

22.

PARTIES IN INTEREST. This Agreement shall be binding upon and inure solely to the benefit of the Parties hereto and their successors and permitted assigns, and nothing in this Agreement, expressed or implied, is intended to confer upon any other person any rights or remedies of any nature under or by reason of this Agreement.

23.	HEADINGS. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

Asset Purchase Agreement

24.

INTERPRETATION. The terms and conditions of this Agreement represent the results of bargaining and negotiations among the Parties, each of which has been represented by counsel of its own selection, and none of which has acted under duress or compulsion, whether legal, economic or otherwise, and represent the results of a combined draftsmanship effort. Consequently, the terms and conditions hereof shall be interpreted and construed in accordance with their usual and customary meanings and the Parties hereby expressly waive and disclaim in connection with the interpretation and construction hereof any rule of law or procedures requiring otherwise, specifically including but not limited to any rule of law to the effect that ambiguous or conflicting terms or conditions contained herein shall be interpreted or construed against the Party whose counsel prepared this Agreement or any earlier draft hereof.

[Signature page follows]

Asset Purchase Agreement

The Parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date and year first above written.

BUYER:	Gevo, Inc.

	By:	/s/ Christopher M. Ryan
Christopher M. Ryan
President

SELLER GROUP:	Butamax Advanced Biofuels LLC

	By:	/s/ Simon Herriott
Simon Herriott
President

Danisco US Inc.

	By:	/s/ Simon Herriott
Simon Herriott
President

Asset Purchase Agreement

EXHIBIT A

[*****]

Asset Purchase Agreement
EXHIBIT A - 1

EXHIBIT B

[*****]

Asset Purchase Agreement
EXHIBIT B - 1

EXHIBIT C – ENCUMBRANCES

EXISTING LICENSES

[*****]

Gevo Existing Commercial Sublicenses Pursuant to the PCLA:

None.

Asset Purchase Agreement
EXHIBIT C - 1

EXHIBIT D

ASSIGNMENT OF PATENTS

This Assignment of Patents (this “Assignment”) is effective September 21, 2021, and entered into between Butamax Advanced Biofuels LLC, a Delaware limited liability company (“Assignor”) and Gevo, Inc., a Delaware corporation with a place of business at 345 Inverness Drive South, Building C, Suite 310, Englewood, CO 80112 (“Assignee”).

WHEREAS, pursuant to the terms of that certain Asset Purchase Agreement, dated as of September 21, 2021 (“Purchase Agreement”), by and between Assignor and Assignee, Assignor has agreed to assign to Assignee all of Assignor’s right, title, and interest in and to the patents and patent applications set forth in Schedule A (collectively, the “Patents”) and Assignee has agreed to receive such assignment.

NOW THEREFORE, for good and valuable consideration set forth in the Purchase Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and subject to the requirements of the Purchase Agreement, the parties agree as follows:

1.         Subject to the Conditions and Encumbrances set forth in the Purchase Agreement, Assignor hereby assigns, transfers and conveys to Assignee, its entire right, title and interest in and to the Patents, including all corresponding patents, patent applications and industrial design registrations in countries other than the United States; continuations, continuations-in-part, requests for continued examination, all reissues, divisions, reexaminations and extensions thereof, and all patents issuing from any of the foregoing; the right to file foreign applications directly in the name of Assignee with respect to the inventions, discoveries or designs described in the Patents; the right to claim priority rights deriving from the Patents; the inventions, discoveries and designs described in the Patents; and all benefits, privileges, causes of action, claims and remedies arising out of or relating to the Patents, the exploitation thereof, and the use and ownership of any of the Patents as of the date hereof, subject to the terms of the Purchase Agreement.

2.         This Assignment may be filed in all countries of the world. Assignor hereby authorizes and requests the U.S. Patent and Trademark Office and any foreign patent office or governmental agency to record the Assignee as owner and assignee of Assignor’s entire right, title and interest in and to the Patents and issue any and all patents that may be granted upon the applications or other rights assigned hereunder in the name of Assignee. From time to time, as and when reasonably requested by Assignee, Assignor will use all commercially reasonable efforts to (a) take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Assignment as agreed in the Purchase Agreement, (b)  execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (c)  cooperate with Assignee in connection with the foregoing.

3.         This Assignment shall be construed, interpreted and applied in accordance with the laws of the State of Delaware.

4.         This Assignment may be amended or modified only by a written instrument signed by each Party. This Assignment will be binding upon and inure to the benefit of the parties and their respective successors, assigns and designees.

Asset Purchase Agreement
EXHIBIT D - 1

5.         This Assignment may be executed in one or more counterparts, all of which shall be considered one and the same agreement. A signed copy of this Assignment delivered by facsimile, e-mail or other means of electronic transmission will be deemed to have the same legal effect as delivery of an original signed copy of this Assignment.

[Remainder of page intentionally left blank – signature pages follow]

Asset Purchase Agreement
EXHIBIT D - 2

IN WITNESS THEREOF, the Parties have caused their respective corporate names to be affixed hereto and this instrument to be signed by their duly authorized officers as of the day and year written below.

SIGNED September 21, 2021.

ASSIGNOR: Butamax Advanced Biofuels LLC

SIGNATURE:         __________________________________________

NAME: [*****]

TITLE: [*****]

ASSIGNEE: Gevo, Inc.

SIGNATURE:         __________________________________________

NAME: Christopher M. Ryan

TITLE: President

Asset Purchase Agreement
EXHIBIT D - 3

EXHIBIT E

ASSIGNMENT AND ASSUMPTION AGREEMENT

This ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of September 21, 2021 (this “Agreement”) is between Butamax Advanced Biofuels LLC, as a Delaware limited liability company (“Seller”) and Gevo, Inc., a Delaware corporation (“Buyer”). Seller and Buyer are sometimes referred to herein collectively as the “Parties” and individually as a “Party”. Capitalized terms used but not defined herein have the meanings assigned to them in the Asset Purchase Agreement (the “APA”), effective the same date hereof, between the Parties.

RECITAL:

[*****] (the “Sublicense”, attached as Schedule 1).

NOW, THEREFORE, in consideration of the promises and the agreements contained herein and in the APA, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto hereby agree as follows:

1.

On the terms set forth in the APA, Seller hereby assigns to Buyer the Sublicense and Buyer accepts such assignment. Buyer hereby replaces Seller as a party and sublicensor under the Sublicense. Accordingly, Buyer hereby agrees and undertakes to assume, pay, perform and discharge, according to its terms, Seller’s obligations under the Sublicense, with respect to the period arising on or after the effective date of this Agreement.

2.

This Agreement is an instrument of transfer and conveyance contemplated by, and is executed and delivered pursuant and subject to the terms and conditions of, the APA and is subject in all respects to the terms and conditions of the APA.

3.	Seller makes no, and Buyer is not relying on any, representation or warranty (express or implied) of any kind other than the representations and warranties expressly made by Seller in the APA.
4.

Buyer and Seller undertake the assignment and assumption hereunder without novation or requirement for any third party consent in connection therewith. In the event of third party objection, Seller and Buyer shall seek resolution in assignment to or assumption. Buyer and Seller will use commercially reasonable efforts to perform all such further acts and execute and deliver all such further agreements, instruments and other documents as the other Party shall reasonably request to evidence more effectively the assignments and assumptions made by Buyer and Seller under this Agreement.

5.

Nothing contained in this Agreement shall be deemed to supersede any of the representations, warranties, covenants or other agreements contained in the APA. To the extent any of the provisions of this Agreement are inconsistent with the APA, the provisions of the APA shall control.

6.	This Agreement is being executed by Seller and Buyer and shall be binding upon each of Seller and Buyer, and their respective permitted successors and assigns, subject to the requirements in the APA.

Asset Purchase Agreement
EXHIBIT E - 1

7.

If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable.

8.	Any dispute arising under this Agreement shall be resolved in the manner specified in Section 18 of the APA, the terms of which are hereby incorporated by reference.
9.

This Agreement shall be governed by the substantive laws of the State of Delaware, without regard to its conflicts of laws principles. This Agreement shall not be governed by the U.N. Convention on Contracts for the International Sale of Goods.

10.

The Parties hereto acknowledge and agree that (a) each Party and its counsel have reviewed the terms and provisions of this Agreement, (b) the rule of construction to the effect that any ambiguities are resolved against the drafting Party shall not be employed in the interpretation of this Agreement, and (c) the terms and provisions of this Agreement shall be construed fairly as to all Parties hereto, regardless of which Party was generally responsible for the preparation of this Agreement.

This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement.

[The next page is the signature page]

Asset Purchase Agreement
EXHIBIT E - 2

This Assignment and Assumption Agreement has been signed on behalf of each of the undersigned as of the day first above written.

Butamax Advanced Biofuels LLC

By:
Name: [*****]
Title: [*****]

Gevo, Inc.

By:
Name: Christopher M. Ryan
Title: President

Asset Purchase Agreement
EXHIBIT E - 3

SCHEDULE 1 – SUBLICENSE AGREEMENT

[*****]

SCHEDULE 1